EXHIBIT 10.8

Execution Copy

SECOND AMENDING AGREEMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of December 15, 2021

ALTALINK, L.P.
as Borrower
- and -
ALTALINK MANAGEMENT LTD.
as General Partner
- and -
THE BANK OF NOVA SCOTIA
as Administrative Agent of the Lenders, Co-Lead Arranger and Co-Bookrunner
- and -
ROYAL BANK OF CANADA
as Syndication Agent, Co-Lead Arranger and Co-Bookrunner
- and -
BANK OF MONTREAL AND NATIONAL BANK OF CANADA
as Co-Documentation Agents
- and -
THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, BANK OF MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION BANK AND ATB FINANCIAL,
as Lenders

SECOND AMENDING AGREEMENT TO THE FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 15, 2021 among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia as Administrative Agent of the Lenders (the “Administrative Agent”), Co-Lead Arranger and Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, Bank of Montreal and National Bank of Canada as Co-Documentation Agents and each of The Bank of Nova Scotia, Royal Bank of Canada, Bank of Montreal, National Bank of Canada, The Toronto-Dominion Bank and ATB Financial, as Lenders.
RECITALS
WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Administrative Agent and the other parties hereto are parties to a Fifth Amended and Restated Credit Agreement made as of January 24, 2020, as amended by a first amending agreement dated as of May 17, 2021 (the “Credit Agreement”);
AND WHEREAS the Borrower, the General Partner, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS
1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS
2.1Amendments to Credit Agreement
The Credit Agreement is hereby amended as follows:
(a)The definition of “Fee Letter” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:
“Fee Letter” means the seventh amended and restated fee letter entered into between BNS, the Borrower and the General Partner dated December 15, 2021, as such fee letter may be amended, restated supplemented or otherwise modified from time to time.
(b)The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:
“Maturity Date” means December 15, 2026, as may be extended pursuant to Subsection 5.2(b).

ARTICLE 3
CONDITIONS PRECEDENT
3.1Conditions Precedent
This Second Amending Agreement shall become effective if and when:
(a)the Administrative Agent shall have received this Second Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner;
(b)no Event of Default shall have occurred and be continuing; and
(c)the Borrower shall have paid all fees and expenses in connection with this Second Amending Agreement including those set out in the Fee Letter.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1Representations and Warranties True and Correct; No Default or Event of Default
The Borrower and General Partner each hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Second Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Credit Documents is true and correct on, and as of the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement) and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.
ARTICLE 5
MISCELLANEOUS
5.1No Other Amendments, Waivers or Consents
Except as expressly set forth herein, the Credit Agreement and all Credit Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms. The execution, delivery and effectiveness of the waiver and amendments in this Second Amending Agreement shall not be deemed to be a waiver of compliance in the future or a waiver of any preceding or succeeding breach of any covenant or provision of the Credit Agreement.
5.2Time
Time is of the essence in the performance of the parties’ respective obligations in this Second Amending Agreement.

5.3Governing Law
This Second Amending Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4Successors and Assigns
This Second Amending Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and any assigns, transferees and endorsees of the Administrative Agent or any Lender. Nothing in this Second Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Second Amending Agreement.
5.5Counterparts
This Second Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means and all such counterparts and facsimiles shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

IN WITNESS OF WHICH the parties hereto have duly executed this Second Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., in its capacity as General Partner of ALTALINK, L.P.
By:	/s/David Koch
	Name:	David Koch
	Title:	Executive Vice President
and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

ALTALINK MANAGEMENT LTD.
By:	/s/ David Koch
	Name:	David Koch
	Title:	Executive Vice President
and CFO

By:	/s/ Christopher J. Lomore
	Name:	Christopher J. Lomore
	Title:	Vice President, Treasurer

AltaLink (ALP) (Syndicated) – Second Amending Agreement to Fifth Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as Administrative Agent, Co-Lead Arranger and Co-Bookrunner
By:	/s/ Clement Yu
	Name:	Clement Yu
	Title:	Director

By:	/s/ Venita Ramjattan
	Name:	Venita Ramjattan
	Title:	Associate

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Mathieu Leroux
	Name:	Mathieu Leroux
	Title:	Director

By:	/s/ Andrew Rose
	Name:	Andrew Rose
	Title:	Associate

AltaLink (ALP) (Syndicated) – Second Amending Agreement to Fifth Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as Syndication Agent, Co-Lead Arranger, and Co-Bookrunner
By:	/s/ David Gazley
	Name:	David Gazley
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, as Lender
By:	/s/ David Gazley
	Name:	David Gazley
	Title:	Authorized Signatory

AltaLink (ALP) (Syndicated) – Second Amending Agreement to Fifth Amended and Restated Credit Agreement

BANK OF MONTREAL, as Co-Documentation Agent
By:	/s/ Steven Patchet
	Name:	Steven Patchet
	Title:	Director

By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Steven Patchet
	Name:	Steven Patchet
	Title:	Director

By:
Name:
Title:

AltaLink (ALP) (Syndicated) – Second Amending Agreement to Fifth Amended and Restated Credit Agreement

NATIONAL BANK OF CANADA, as Co-Documentation Agent
By:	/s/ James Dexter
	Name:	James Dexter
	Title:	Authorized Signatory

By:	/s/ Mark Williamson
	Name:	Mark Williamson
	Title:	Authorized Signatory

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
	Name:	James Dexter
	Title:	Authorized Signatory

By:	/s/ Mark Williamson
	Name:	Mark Williamson
	Title:	Authorized Signatory

AltaLink (ALP) (Syndicated) – Second Amending Agreement to Fifth Amended and Restated Credit Agreement

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ David Manii
	Name:	David Manii
	Title:	Director

By:	/s/ Matthew Hendel
	Name:	Matthew Hendel
	Title:	Managing Director

AltaLink (ALP) (Syndicated) – Second Amending Agreement to Fifth Amended and Restated Credit Agreement

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
	Name:	Trevor Guinard
	Title:	Director - Energy
Infrastructure

By:	/s/ Shane de Villiers
	Name:	Shane de Villiers
	Title:	Associate Director - Energy
Infrastructure

AltaLink (ALP) (Syndicated) – Second Amending Agreement to Fifth Amended and Restated Credit Agreement